UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    June 20, 2013

Commission File No. 000-16929

Soligenix, Inc.
(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On June 20, 2013, Soligenix, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several investors to sell $7,112,694.75 of Company securities, consisting of an aggregate of 6,773,995 shares of common stock, par value $0.001 per share (“Common Stock”), at a price per share of $1.05 together with five-year warrants (the “Warrants”) to purchase up to approximately 5,080,500 shares of Common Stock at an exercise price of $1.65 per share.  Investors in the offering include, among others, an affiliated fund of Third Security, LLC (“Third Security”), a venture capital firm founded by R.J. Kirk, and three members of the Company’s Board of Directors (collectively, the “Investors”).  In connection with Third Security’s investment in the Company, the Company intends to appoint a Third Security designee to the Company’s Board of Directors.  The net proceeds to the Company from the Securities Purchase Agreement, after deducting the Placement Agent’s fees and offering expenses, are expected to be approximately $6.3 million.

The Company registered the securities sold under the Securities Purchase Agreement pursuant to a registration statement on Form S-1 (File No. 333-184762) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on June 20, 2013.  Pursuant to the Registration Statement and related prospectus, the Company may sell, on a best efforts basis, up to an aggregate of 9,523,809 shares of Common Stock and warrants to purchase 7,142,857 shares of common stock on the same terms noted in the preceding paragraph (the “Offering”).

The Securities Purchase Agreement contains provisions that, except in certain cases, restrict the Company from issuing, except in certain cases, (i) any Common Stock or securities convertible into or exchangeable for shares of Common Stock (“Convertible Securities”) in the first 90 days following the closing of the Offering and (ii) any Common Stock or Convertible Securities at a price per share less than $1.05 from the 91st day after the closing of the Offering through the 180th day after the closing.

The Warrants are exercisable until the fifth anniversary of the date of issuance.  The Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment of the exercise price or by “cashless” exercise.  If the Registration Statement covering the shares issuable upon exercise of the Warrants is no longer effective, the Warrants may only be exercised on a “cashless” basis and will be issued with restrictive legends unless such shares are eligible for sale under Rule 144 promulgated under the Securities Act of 1933, as amended.

The Warrants include a price protection provision pursuant to which, in the event, and on each such occasion on or before the expiration of the Warrants, the Company issues any shares of Common Stock or Convertible Securities (other than shares issued or issuable in certain transactions, including upon exercise of employee stock options, upon conversion or exercise of currently-outstanding Convertible Securities, or in connection with acquisitions or strategic transactions) at a price less than $1.65 per share (a “Dilutive Issuance”), the exercise price of the Warrants will automatically be reduced to a price equal to the price at which such shares were issued and sold in the Dilutive Issuance. Additionally, the exercise price and the number of shares of Common Stock purchasable upon the exercise of each Warrant are subject to adjustment upon the happening of certain events, such as stock dividends, distributions, and splits.

In connection with the Offering, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), dated as of June 20, 2013, pursuant to which the Company will pay the Placement Agent (i) a cash fee equal to 8% of the gross proceeds of the Offering received from Investors who purchase securities in the Offering that are contacted by the Placement Agent; (ii) a cash fee equal to 4% of the gross proceeds of the Offering received from (a) the Company’s officers and directors (in excess of the first $300,000 of gross proceeds received from such officers and directors), or (b) certain investors with which the Company has a previous relationship; and (iii) certain fees and expenses of the Placement Agent up to $100,000.  In addition, the Company will issue to the Placement Agent a warrant (the “Placement Agent Warrant”) to purchase up to 5% of the number of shares of Common Stock sold in the Offering, excluding shares of Common Stock sold to the Company’s officers and directors, with an exercise price equal to $1.65.

On June 21, 2013, the Company issued a press release announcing the entry into the Securities Purchase Agreement.

The Placement Agency Agreement, the form of Securities Purchase Agreement, the form of Warrant to be issued to the Investors and the form of Placement Agent Warrant to be issued to the Placement Agent are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.  The foregoing descriptions of the Placement Agency Agreement, the form of Securities Purchase Agreement, the form of Warrant to be issued to the Investors and the form of Placement Agent Warrant to be issued to the Placement Agent do not purport to be complete and are qualified in their entirety by reference to the Exhibits 10.1, 10.2, 10.3 and 10.4 hereto which are incorporated herein by reference.

The benefits of the representations and warranties set forth in the Placement Agency Agreement and the form of Securities Purchase Agreement are intended to be relied upon by the parties to such agreements only and, except as otherwise expressly provided therein, do not constitute continuing representations and warranties to any other party or for any other purpose.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to the Offering, including, among other matters, the Company’s ability to complete the Offering. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events or results. Actual future events and results could differ materially from these statements as a result of many factors, including uncertainties relating to market conditions for equity securities and the securities of life science companies in general and for the Company’s Common Stock in particular, as well as those factors set forth under “Risk Factors” of the Company’s Registration Statement on Form S-1 relating to the Offering. The Company undertakes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors that may affect such forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Placement Agency Agreement dated June 20, 2013, between the Company and Maxim Group LLC.

10.2	Form of Securities Purchase Agreement entered into among the Company and the Investors.

10.3	Form of Common Stock Purchase Warrant issued by the Company to the Investors.

10.4	Form of Placement Agent Warrant issued by the Company to the Placement Agent.

99.1	Press Release dated June 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

June 24, 2013	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, PhD President and Chief Executive Officer (Principal Executive Officer)